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                          INTERNET.COM INSERTION ORDER

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
ADVERTISER:                             AGENCY:
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ADDRESS:                                ADDRESS:
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CITY, ST, ZIP:                          CITY, ST, ZIP:
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PHONE:                                  PHONE:
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FAX:                                    FAX:
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EMAIL:                                  EMAIL:
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CONTACT:                                CONTACT:
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

DATE BEGIN        DATE END         POSITION & COMMENTS             NET RATE/$


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
BANNER SIZE (Pixels)                    N E W S L E T T E R
  /_/ 468 x 60 /_/ 125 Square             /_/ E-mail Sponsorship Text
  /_/ 234 x 60 ( homepage A&B)                6 lines of 60 characters each
GIF FILE To Follow____  Enclosed____

ISP * LISTs                               /_/ HTML E-mail Text Message
  /_/ ISP-Lists Disc Group Sponsorship        5 lines of 60 characters each
      3 lines of 66 characters each
  /_/ ISP-CEO Sponsorship                 /_/ Classified Ad Text
      30 lines of 66 characters each          3 lines of 66 characters each


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                    URL LINK:
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         ALT TEXT FOR BANNER:
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            INVOICES SENT TO:
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            BILLING COMMENTS:
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        SEND WEEKLY STATS TO:
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                       EMAIL:
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                         FAX:
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

*SIGNATURES:

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        ACCOUNT EXECUTIVE
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    ADVERTISER AUTHORIZED
                SIGNATURE
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                    TITLE
--------------------------   ---------------------------------------------------
                     DATE
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

*    C U S T O M E R  A C T I O N  I T E M S    *
*    EMAIL AD CREATIVE TO: banners@internet.com
*    FAX THIS FORM TO:
* PLEASE ALSO FAX THE CREDIT CARD AUTHORIZATION FORM IF YOU ARE PAYING BY CREDIT CARD

               Internet.com * 20 Ketchum St. * Westport, CT 06880
      TEL: 203-341-2997 * FAX: 203-222-1679 * URL: http://www.internet.com

           SUBJECT TO INTERNET.COM'S ADVERTISING TERMS AND CONDITIONS.